Filed pursuant to Rule 497(a)

Registration No. 333-214767

Rule 482ad

Hercules Capital Prices Its First Investment Grade Bond

Offering of $150.0 Million of 4.625% Notes Due 2022

Offering Upsized from $100.0 Million to $150.0 Million

PALO ALTO, Calif., October 18, 2017 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), today announced that it has priced an underwritten public offering of $150.0 million in aggregate principal amount of 4.625% notes due 2022 (the “Notes”). The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on October 23, 2017.

The Notes are unsecured and bear interest at a rate of 4.625% per year, payable semiannually and will mature on October 23, 2022 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make whole” premium, if applicable.

The Company intends to use the net proceeds from this offering (i) to repurchase or redeem a portion of its 6.25% Notes due 2024, (ii) to fund investments in debt and equity securities in accordance with its investment objective and (iii) for other general corporate purposes.

Citigroup Global Markets Inc. and Jefferies LLC are acting as joint book-running managers of this offering. JMP Securities LLC, Janney Montgomery Scott LLC, FBR Capital Markets & Co., Compass Point Research & Trading, LLC and MUFG Securities Americas Inc. are acting as co-managers of this offering.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or email prospectus@citi.com, or telephone: 1-800-831-9146, or Jefferies LLC, 520 Madison Avenue, New York, New York 10022, or email DCMProspectuses@jefferies.com, or telephone: 1-877-877-0696.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated October 18, 2017, the preliminary prospectus supplement dated October 10, 2017 and the accompanying prospectus dated September 7, 2017, each of which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

This press release does not constitute a notice of redemption with respect to any of the 6.25% Notes due 2024.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $6.9 billion to over 380 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange under the ticker symbol “HTGC.”

In addition, Hercules has outstanding 6.25% Unsecured Notes due July 2024 (NYSE: HTGX) and outstanding 4.375% Convertible Senior Notes due February 1, 2022.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578 HT-HN

mhara@htgc.com